SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2007 (July 24, 2007)

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CAPITAL PROPERTIES, INC.

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(Exact name of registrant as specified in its charter)

Rhode Island

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(State or other jurisdiction of incorporation)

0-9380         05-0386287

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(Commission File Number)               (IRS Employer Identification Number)

100 Dexter Road, East Providence, Rhode Island 02914

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(Address of principal executive offices)

(401) 435-7171

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(Registrant’s telephone number, including area code)

N/A

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(Former name or former address, if changed since last report)

ITEM 5.02. DEPARTURE OF PRINCIPAL OFFICER

On July 24, 2007, Avery L. Noe announced that he will resign as President of Capital Terminal Company, a wholly-owned subsidiary of Capital Properties, Inc. (the “Registrant”), effective December 31, 2007. In a letter to the Chairman and Chief Executive Officer of the Registrant, Robert H. Eder, Mr. Noe stated that he has enjoyed his eleven years of association with the Company, but is now looking forward to retirement.

ITEM 9.01. FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits.

99.1 None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 25, 2007	CAPITAL PROPERTIES, INC.

By:    /s/ Barbara J. Dreyer

Barbara J. Dreyer, Treasurer